Exhibit 10.47
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED ADVISORY AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED ADVISORY AGREEMENT (this “Amendment”) is entered into as of March 29, 2024 (“Effective Date”), by and among American Strategic Investment Co. (formerly known as New York City REIT, Inc.) (the “Company”), New York City Operating Partnership, L.P. (the “Operating Partnership”) and New York City Advisors, LLC (the “Advisor”).

RECITALS

WHEREAS, the Company, the Operating Partnership and the Advisor entered into that certain Second Amended and Restated Advisory Agreement, dated as of November 16, 2018, which was amended on August 18, 2020 (the “Advisory Agreement”);

WHEREAS, the parties desire to further amend certain provisions of the Advisory Agreement; and

WHEREAS, the board of directors (including majority of independent directors on behalf of the Company and the Operating Partnership have approved the amendment.

NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.
Amendment to the definition of Advisor Employee Compensation Limit.

Effective as of the Effective Date, the definition of Advisor Employee Compensation Limit contained Section 1 of the Advisory Agreement is hereby replaced in its entirety with the following:

“Advisor Employee Compensation Limit” means, an amount per fiscal year not to exceed (i) $2,971,969, or (ii) if the Asset Cost as of the last day of such fiscal year is equal to or greater than $1,250,000,000, (x) the Asset Cost as of the last day of such fiscal year multiplied by (y) 0.30%. The Advisor Employee Compensation Limit shall be increased by an annual cost of living adjustment equal to the Advisor Employee Compensation Limit (as determined above) multiplied by the greater of (x) 3.0% and (y) the CPI for the prior year ended December 31st. For these purposes, CPI shall be calculated by reference to the United States Department of Labor’s Bureau of Labor Statistics Consumer Price Index, All Urban Consumer Price Index, New York-Newark-Jersey City with reference date (1982-1984) that equals 100.0 or the successor of this index.

2.
Amendment to Section 11(a)(d) of the Advisory Agreement. Effective as of the Effective Date, Section 11(a)(d) of the Advisory Agreement is hereby replaced in its entirety with the following:

(d) Payment of Expenses. Expenses incurred by the Advisor on behalf of the Company and the Operating Partnership or in connection with the services provided by the Advisor hereunder and payable pursuant to this Section 11 shall be reimbursed, no less than monthly, to the Advisor. The Advisor, in its sole discretion, may elect to receive any reimbursement amounts in cash, OP Units, Shares, or any combination thereof. For the purposes of the payment of any reimbursement amounts in Shares or OP Units, each Share or OP Unit, as applicable, shall be valued at the Value of a Share.

3.
Miscellaneous. Except as expressly modified by this Amendment, the terms, covenants and conditions of the Advisory Agreement shall remain in full force and effect. Capitalized terms used herein but not defined herein shall have the respective meanings ascribed to such terms in the Advisory Agreement. Signatures on this Amendment which are transmitted electronically shall be valid for all purposes, however any party shall deliver an original signature of this Amendment to the other party upon request.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this agreement as of the date first set forth above.

                        AMERICAN STRATEGIC INVESTMENT CO.:

By: /s/ Joseph Marnikovic
                         Name: Joseph Marnikovic
                         Title: Chief Financial Officer

                        NEW YORK CITY OPERATING PARTNERSHIP, L.P.:
AMERICAN STRATEGIC INVESTMENT CO.,
its general partner

By: /s/ Joseph Marnikovic
                         Name: Joseph Marnikovic
                         Title: Chief Financial Officer

                        NEW YORK CITY ADVISORS, LLC:

By: /s/ Michael Anderson
                         Name: Michael Anderson
                         Title: Authorized Signatory

[Signature Page to Second Amendment to Second A&R Advisory Agreement]